                                                                   EXHIBIT 10.10


                                                             NO.
                                                                ----------------

                              MARKETWATCH.COM, LLC

                                OPTION AGREEMENT


     This Option Agreement ("AGREEMENT") is made and entered into as of the date of grant set forth below (the "DATE OF GRANT") by and between Marketwatch.Com, LLC, a Delaware limited liability company (the "COMPANY"), and the participant named below ("OPTIONEE"). Certain initially capitalized terms used herein have the meaning ascribed to them in Section 10.

OPTIONEE:
                              --------------------------------------
SOCIAL SECURITY NUMBER:
                              --------------------------------------
ADDRESS:
                              --------------------------------------

                              --------------------------------------
PERCENTAGE INTEREST:
                              --------------------------------------
AGGREGATE EXERCISE PRICE:
                              --------------------------------------
DATE OF GRANT:
                              --------------------------------------
FIRST VESTING DATE:
                              --------------------------------------
EXPIRATION DATE:
                              --------------------------------------
                (unless earlier terminated under Section 3 below)


     1. GRANT OF OPTION. The Company hereby grants to Optionee an option (this "OPTION") to purchase the percentage of "Interest" (as defined in the Limited Liability Company Agreement, dated as of October 29, 1997, as amended from time to time (the "LLC Agreement") between CBS Inc., a New York corporation, and Data Broadcasting Corporation, a Delaware corporation) in the Company set forth above as Percentage Interest (the "OPTIONEE INTEREST") at the Aggregate Exercise Price set forth above (the "AGGREGATE EXERCISE PRICE"), subject to all of the terms and conditions of this Agreement. The Company has decided to issue options to persons performing services for the Company to allow them to purchase Interests (as defined in the LLC Agreement) such that if all such options were exercised the persons exercising them would own ten percent (10%) of the total of all Interests in the Company assuming that all such options were exercised on the date the LLC Agreement was first executed, October 29, 1997. The term "Total Interest" means the Company's fully-diluted equity on such date after giving effect to such option exercises.

     2.   EXERCISE PERIOD.

          2.1 Exercise Period of Option. Provided Optionee continues to provide services to the Company or any Affiliate of the Company, the Option shall become vested and exercisable as to portions of the Optionee Interest as follows: (a) This Option shall not vest with respect to any of the Optionee Interest until the First Vesting Date set forth above; (b) on the First Vesting Date the Option shall vest as to one third of the Optionee Interest and (c) thereafter each year on the anniversary of the First Vesting Date the Option shall vest as to an additional one third of the Optionee Interest until this Option is vested with respect to all of the Optionee Interest on the third vesting date.

          2.2 Vesting of Options. An Optionee Interest that is vested pursuant to the schedule set forth in Section 2.1 is a "VESTED INTEREST." An Optionee Interest that is not vested pursuant to the schedule set forth in Section 2.1 is an "UNVESTED INTEREST." An Unvested Interest may not be sold or otherwise transferred by Optionee without the Company's prior written consent.

          2.3 Expiration. The Option shall expire on the Expiration Date set forth above or earlier as provided in Section 3 below.

     3.   TERMINATION.

          3.1 Termination for Any Reason Except Death, Disability or Cause. If Optionee is Terminated for any reason, except death, Disability or for Cause, the Option, to the extent (and only to the extent) that it would have been exercisable by Optionee on the Termination Date, may be exercised as to some or all of the Vested Interest by Optionee no later than three (3) months after the Termination Date, but in any event no later than the Expiration Date.

          3.2 Termination Because of Death or Disability. If Optionee is Terminated because of death or Disability of Optionee (or Optionee dies within three (3) months of Termination occurring other than because of Optionee's Disability or for Cause), the Option, to the extent that it is exercisable by Optionee on the Termination Date, may be exercised by Optionee (or Optionee's legal representative) as to some or all of the Vested Interest no later than twelve (12) months after the Termination Date, but in any event no later than the Expiration Date.

          3.3 Termination for Cause. If Optionee is Terminated for Cause, then the Option will expire on Optionee's Termination Date, or at such later time and on such conditions as are determined by the Committee.

          3.4 No Obligation to Employ. Nothing in this Agreement shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Affiliate of the Company, or limit in any way the right of the Company or any Affiliate of the Company to terminate Optionee's employment or other relationship at any time, with or without Cause.

     4.   MANNER OF EXERCISE.

          4.1 Stock Option Exercise Agreement. To exercise this Option, Optionee (or in the case of exercise after Optionee's death or incapacity, Optionee's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed exercise agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Company from time to time (the "EXERCISE AGREEMENT"), which shall set forth, inter alia, Optionee's election to exercise the Option, the proportion of the Optionee Interest being purchased (the "PURCHASED INTEREST"), any restrictions imposed on the Optionee Interest and any representations, warranties and agreements regarding Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Optionee exercises the Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise the Option.

          4.2 Limitations on Exercise. The Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise.

          4.3 Limited Liabilities. The Exercise Agreement shall be accompanied by an executed signature page of the LLC Agreement.

          4.4 Payment. The Exercise Agreement shall be accompanied by full payment of the product of (i) the Aggregate Exercise Price and (ii) the fraction the numerator of which is the Purchased Interest and the denominator of which is the aggregate Optionee Interest issuable pursuant to this Agreement (such product, the "EXERCISE PRICE") in cash (by check or wire transfer), or where permitted by law:

               (a) by cancellation of indebtedness of the Company to the Optionee;

               (b) by waiver of compensation due or accrued to Optionee for services rendered; or

               (c)  by any combination of the foregoing.

          4.5 Tax Withholding. Prior to the receipt of the Optionee Interest upon exercise of the Option, Optionee must pay or provide for any applicable federal, state and local tax withholding obligations of the Company.

          4.6 Acquisition of Purchased Interest. Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, Optionee shall have acquired the Purchased Interest, which represents an Interest in the Company, and shall be a member of the Company having the rights, privileges and obligations as set forth in the LLC Agreement.

     5. COMPLIANCE WITH LAWS AND REGULATIONS. The exercise of the Option and the issuance and transfer of an Optionee Interest shall be subject to compliance by the Company and Optionee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which an Optionee Interest in the Company may be listed at the time of such issuance or transfer. Optionee understands that the Company is under no obligation to register or qualify an Optionee Interest with the SEC, any state securities commission or any stock exchange to effect such compliance.

     6. NONTRANSFERABILITY OF OPTION. The Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee or in the event of Optionee's incapacity, by Optionee's legal representative. The terms of this Agreement shall be binding upon the executors, administrators, successors and assigns of Optionee.

     7. COMPANY'S RIGHT OF FIRST REFUSAL. Before any Vested Interest held by Optionee or any transferee of such Vested Interest may be sold or otherwise transferred (including without limitation a transfer by gift or operation of law), the Company and/or its assignee(s) shall have an assignable right of first refusal to purchase the Vested Interest to be sold or transferred on the terms and conditions set forth in the Exercise Agreement (the "RIGHT OF FIRST REFUSAL"). The Right of First Refusal will terminate when the Company's securities become publicly traded.

     8. TAX CONSEQUENCES. Set forth below is a brief summary as of May 31, 1998 of some of the federal and California tax consequences of exercise of the Option and disposition of the Optionee Interest. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE OPTIONEE INTEREST.

          8.1 Exercise of Option. There may be a regular federal and California income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Optionee Interest on the date of exercise over the Exercise Price attributable to the acquisition of such Optionee Interest. If Optionee is a current or former employee of the Company, the Company may be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

          8.2 Disposition of Optionee Interest. The following tax consequences may apply upon disposition of an Optionee Interest.

               (a) Optionee Interest Options. If the Optionee Interest is held for more than twelve (12) months after the date of the transfer of the Optionee Interest pursuant to the exercise of an Option, any gain realized on disposition of the Optionee Interest will be treated as mid-term capital gain or long-term capital gain, depending on how long the Optionee Interest has been held.

               (b) Withholding. The Company may be required to withhold from the Optionee's compensation or collect from the Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income.

          8.3 Tax Consequences of Ownership of Optionee Interest. Upon effective exercise of an Option pursuant hereto, Optionee will become a member of the Company. The Company is a partnership for federal income tax purposes; accordingly, as long as Optionees are members of the Company, they will be allocated portions of the Company's income, gain, loss, credit or deduction pursuant to the Code, the California income tax law and the terms of the LLC Agreement. Upon the sale or other dispostion of a Member's membership interest, income tax treatment will be governed by the portion of the Code and the California income tax law that apply to transactions involving partners and partnerships. OPTIONEE SHOULD REVIEW THE LLC AGREEMENT AND CONSULT A TAX ADVISER AS TO THE TAX CONSEQUENCES OF BECOMING A MEMBER OF THE COMPANY, PRIOR TO EXERCISING THE OPTION.

     9. PRIVILEGES OF INTEREST OWNERSHIP. Optionee shall not have any of the rights of a member of the Company until a Membership Interest is issued to Optionee.

     10. DEFINITIONS. As used herein, the following terms have the following meanings:

          "AFFILIATE" means any entity that directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another entity, where "control" (including the terms "controlled by" and "under common control with") means possession, direct or indirect, of the power to cause the direction of the management and policies of the entity, whether through the ownership of voting securities, by contract or otherwise.

          "BOARD" means the Management Committee of the Company.

          "CAUSE" means Termination because of (i) any willful material violation by the Participant of any law or regulation applicable to the business of the Company or an Affiliate of the Company, the Participant's conviction for, or guilty plea to, a felony or a crime involving moral turpitude, any willful perpetration by the Participant of a common law fraud, (ii) the Participant's commission of an act of personal dishonesty which involves personal profit in connection with the Company or any other entity having a business relationship with the Company, (iii) any material breach by the Participant of any provision of any agreement or understanding between the Company or any Affiliate of the Company and the Participant regarding the terms of the Participant's service as an employee, director or consultant to the Company or an Affiliate of the Company, including without limitation, the willful and continued failure or refusal of the Participant to perform the material duties required of such Participant as an employee, director or consultant of the Company or an Affiliate of the Company, other than as a result of having a Disability, or a breach of any applicable invention assignment and confidentiality agreement or similar agreement between the Company and the Participant, (iv) Participant's disregard of the policies of the Company or any Affiliate of the Company so as to cause loss, damage or injury to the property, reputation or employees of the Company or an Affiliate of the Company, or (v) any other misconduct by the Participant which is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or an Affiliate of the Company.

          "CODE" means the Internal Revenue Code of 1986, as amended.

          "COMMITTEE" means the committee appointed by the Board to administer this Agreement, or if no committee is appointed, the Board.

          "DISABILITY" means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

          "FAIR MARKET VALUE" means, as of any date, the value of any Interest in the Company determined as follows:

               (a) if the value of the Company is then quoted on the Nasdaq National Market, the proportion of its closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;

               (b) if the Company is publicly traded and is then listed on a national securities exchange, the proportion of its closing price on the date of determination on the principal national securities exchange on which the Company is listed or admitted to trading as reported in The Wall Street Journal;

               (c) if the Company is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the proportion of the average of the closing bid and asked prices on the date of determination as reported by The Wall Street Journal (or, if not so reported, as otherwise reported by any newspaper or other source as the Board may determine); or

               (d) if none of the foregoing is applicable, by the Committee in good faith.

          "SEC" means the Securities and Exchange Commission.

          "TERMINATION" or "TERMINATED" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director or consultant to the Company or an Affiliate of the Company. A Participant will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than ninety (90) days unless reinstatement upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated in writing. In the case of any Participant on
(i) sick leave, (ii) military leave or (iii) an approved leave of absence, the

Committee may make such provisions respecting suspension of vesting of the Option while on leave from the Company as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option Agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "TERMINATION DATE").

     11. INTERPRETATION. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Optionee.

     12. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties and supersedes all prior undertakings and agreements with respect to the subject matter hereof.

     13. NOTICES. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon personal delivery; three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by facsimile or telecopier.

     14. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement including its rights to repurchase an Optionee Interest under Right of First Refusal. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee's heirs, executors, administrators, legal representatives, successors and assigns.

     15. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

     16. ACCEPTANCE. Optionee hereby acknowledges receipt of a copy of this Agreement. Optionee has read and understands the terms and provisions thereof, and accepts the Option subject to all the terms and conditions of this Agreement. Optionee acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Optionee Interest and that Optionee should consult a tax adviser prior to such exercise or disposition.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized representative and Optionee has executed this Agreement as of the Date of Grant.

MARKETWATCH.COM, LLC                         OPTIONEE


By:
   ---------------------------------         -----------------------------------
    Larry Kramer                             (Signature)


                                             -----------------------------------
                                             (Please print name)


                                             -----------------------------------
                                             (Please print title)

                                    EXHIBIT A


                               EXERCISE AGREEMENT

                              MARKETWATCH.COM, LLC

                            OPTION EXERCISE AGREEMENT


         This Exercise Agreement is made and entered into as of __________, 19___ (the "EFFECTIVE DATE") by and between Marketwatch.Com, LLC, a Delaware limited liability company (the "COMPANY"), and the purchaser named below (the "PURCHASER"). Capitalized terms not defined herein shall have the meaning ascribed to them in the Option Agreement.


PARTICIPANT:
                            ----------------------------------------------------

                            ----------------------------------------------------

SOCIAL SECURITY NUMBER:

                            ----------------------------------------------------

ADDRESS:
                            ----------------------------------------------------

                            ----------------------------------------------------

PURCHASED PERCENTAGE INTEREST:
                            ----------------------------------------------------

EXERCISE PRICE:
                            ----------------------------------------------------


     1.   EXERCISE OF OPTION.

          1.1 Exercise. Pursuant to exercise of that certain option (the "OPTION") granted to Purchaser and subject to the terms and conditions of this Exercise Agreement, Purchaser hereby purchases from the Company, and the Company hereby sells to Purchaser, the Percentage Interest of the Company set forth above (the "PURCHASED INTEREST") at the Exercise Price set forth above (the "EXERCISE PRICE").

          1.2 Payment. Purchaser hereby delivers payment of the Exercise Price in the manner permitted in the Option Agreement as follows (check and complete as appropriate):


               [ ] in cash (by check) in the amount of $____________, receipt of which is acknowledged by the Company;

               [ ] by cancellation of indebtedness of the Company to Purchaser in the amount of $________________;

               [ ] by the waiver hereby of compensation due or accrued for services rendered in the amount of $_________.

     2.   DELIVERY.

          2.1  Deliveries by Purchaser. Purchaser hereby delivers to the Company
(i) this Exercise Agreement (ii) a signature page to the Limited Liability Company Agreement, dated as of October 29, 1997, as amended (the "LLC AGREEMENT") between CBS Inc., a New York corporation, and Data Broadcasting Corporation, a Delaware corporation, and (iii) the Exercise Price and payment or other provision for any applicable tax obligations.

          2.2 Deliveries by the Company. Upon the Company's receipt of the Exercise Price, payment or other provision for any applicable tax obligations and all the documents to be executed and delivered by Purchaser to the Company under Section 2.1, Purchaser shall have acquired the Purchased Interest, which represents an "Interest" (as defined in the LLC Agreement) in the Company, and shall be a member of the Company having the rights, privileges and obligations as set forth in the LLC Agreement.

     3. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to the Company that:

          3.1 Agrees to Terms of the Plan. Purchaser has received a copy of the Option Agreement and the LLC Agreement, has read and understands the terms of the Option Agreement, the LLC Agreement and this Exercise Agreement, and agrees to be bound by their terms and conditions. Purchaser acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Purchased Interest, and that Purchaser should consult a tax advisor prior to such exercise or disposition.

          3.2 Purchase for Own Account for Investment. Purchaser is purchasing the Purchased Interest for Purchaser's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Purchased Interest within the meaning of the Securities Act. Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Purchased Interest and no one other than Purchaser has any beneficial ownership of any of the Purchased Interest.

          3.3 Access to Information. Purchaser has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to purchase the Purchased Interest, and Purchaser has had ample opportunity to ask questions of the Company's representatives concerning such matters and this investment.

          3.4 Understanding of Risks. Purchaser is fully aware of: (i) the highly speculative nature of the investment in the Purchased Interest; (ii) the financial hazards involved; (iii) the lack of liquidity of the Purchased Interest and the restrictions on transferability of the Purchased Interest (e.g., that Purchaser may not be able to sell or dispose of the Purchased Interest or use the Purchased Interest as collateral for loans); (iv) the qualifications and backgrounds of the management of the Company; and (v) the tax consequences of investment in the Purchased Interest. Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser's own Purchased Interests in this transaction and is financially capable of bearing a total loss of this investment.

          3.5 No General Solicitation. At no time was Purchaser presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Purchased Interest.

     4.   COMPLIANCE WITH SECURITIES LAWS.

          4.1 Compliance with U.S. Federal Securities Laws. Purchaser understands and acknowledges that the Purchased Interest has not been registered with the SEC under the Securities Act and that, notwithstanding any other provision of the Option Agreement to the contrary, the exercise of any rights to purchase any Purchased Interest is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. Purchaser agrees to cooperate with the Company to ensure compliance with such laws. The Purchased Interest is being issued under the Securities Act pursuant to (the Company will check the applicable box).

               [  ] the exemption provided by SEC Rule 701;
               [  ] the exemption provided by SEC Rule 504;
               [  ] Section 4(2) of the Securities Act;
               [  ] other: ____________________

          4.2 Compliance with California Securities Laws. THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS EXERCISE AGREEMENT, IF NOT YET QUALIFIED WITH THE CALIFORNIA COMMISSIONER OF CORPORATIONS AND NOT EXEMPT FROM SUCH QUALIFICATION, IS SUBJECT TO SUCH QUALIFICATION, AND THE ISSUANCE OF SUCH SECURITIES, AND THE RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE IS EXEMPT. THE RIGHTS OF THE PARTIES TO THIS EXERCISE AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION BEING AVAILABLE.

     5.   RESTRICTED SECURITIES.

          5.1 No Transfer Unless Registered or Exempt. Purchaser understands that Purchaser may not transfer the Purchased Interest unless such Purchased Interest is registered under the Securities Act or qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Purchased Interest. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Purchased Interest in the amounts or at the times proposed by Purchaser.

     6.   RESTRICTIONS ON TRANSFERS.

          6.1 Disposition of Purchased Interest. Purchaser hereby agrees that Purchaser shall make no disposition of the Purchased Interest (other than as permitted by this Exercise Agreement) unless and until:

               (a) Purchaser shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

               (b) Purchaser shall have complied with all requirements of this Exercise Agreement applicable to the disposition of the Purchased Interest; and

               (c) Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that
(i) the proposed disposition does not require registration of the Purchased Interest under the Securities Act or (ii) all appropriate action necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule
144) has been taken.

          6.2 Restriction on Transfer. Purchaser shall not transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of the Purchased Interest which is subject to the Right of First Refusal (as defined herein), except as permitted by this Exercise Agreement.

          6.3 Transferee Obligations. Each person (other than the Company) to whom the Purchased Interest is transferred by means of one of the permitted transfers specified in this Exercise Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Exercise Agreement.

     7. MARKET STANDOFF AGREEMENT. Purchaser agrees in connection with any registration of the Company's securities that, upon the request of the Company or the underwriters managing any public offering of the Company's securities, Purchaser will not sell or otherwise dispose of the Purchased Interest without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the underwriters may specify.

     8. COMPANY'S RIGHT OF FIRST REFUSAL. Before any Purchased Interest held by Purchaser or any transferee of such Purchased Interest (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including without limitation a transfer by gift or operation of law), the Company and/or its assignee(s) shall have an assignable right of first refusal to purchase the Purchased Interest to be sold or transferred (the "OFFERED INTEREST") on the terms and conditions set forth in this Section (the "RIGHT OF FIRST REFUSAL").

          8.1 Notice of Proposed Transfer. The Holder of the Offered Interest shall deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer the Offered Interest;
(ii) the name of each proposed bona fide purchaser or other transferee ("PROPOSED TRANSFEREE"); (iii) the proportion of the Offered Interest to be transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Interest (the "OFFERED PRICE"); and (v) that the Holder will offer to sell the Offered Interest to the Company and/or its assignee(s) at the Offered Price as provided in this Section.

          8.2  Exercise of Right of First Refusal. At any time within thirty
(30) days after the date of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (or, with the consent of the Holder, less than all) the Offered Interest proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price determined as specified below.

          8.3 Purchase Price. The purchase price for the Offered Interest purchased under this Section will be the Offered Price. If the Offered Price includes consideration other than cash, then the cash equivalent value of the non-cash consideration shall conclusively be deemed to be the value of such non-cash consideration as determined in good faith by the Board.

          8.4 Payment. Payment of the Offered Price will be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or to such assignee, in the case of a purchase of Offered Interest by such assignee) or by any combination thereof. The Offered Price will be paid without interest within sixty (60) days after the Company's receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.

          8.5 Holder's Right to Transfer. If all of the Offered Interest proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Interest to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice, and provided further, that (i) any such sale or other transfer is effected in compliance with all applicable securities laws and (ii) the Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Interest in the hands of such Proposed Transferee. If the Offered Interest described in the Notice is not transferred to the Proposed Transferee within such 120 day period, then a new Notice must be given to the Company, and the Company will again be offered the Right of First Refusal before the Purchased Interest held by the Holder may be sold or otherwise transferred.

          8.6 Termination of Right of First Refusal. The Company's Right of First Refusal will terminate when the Company's securities become publicly traded.

     9. TAX CONSEQUENCES. PURCHASER UNDERSTANDS THAT PURCHASER MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF PURCHASER'S PURCHASE OR DISPOSITION OF

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

THE PURCHASED INTEREST. PURCHASER REPRESENTS THAT PURCHASER HAS CONSULTED WITH ANY TAX ADVISOR PURCHASER DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE PURCHASED INTEREST AND THAT PURCHASER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

     10. GOVERNING LAW; SEVERABILITY. This Exercise Agreement shall be governed by and construed in accordance with the internal laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California. If any provision of this Exercise Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

     11. NOTICES. Any notice required to be given or delivered to the Company shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Purchaser shall be in writing and addressed to Purchaser at the address indicated above or to such other address as Purchaser may designate in writing from time to time to the Company. All notices shall be deemed effectively given upon personal delivery, three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested), one (1) business day after its deposit with any return receipt express courier (prepaid), or one (1) business day after transmission by rapifax or telecopier.

     12. FURTHER INSTRUMENTS. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Exercise Agreement.

     13. HEADINGS. The captions and headings of this Exercise Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Exercise Agreement. All references herein to Sections will refer to Sections of this Exercise Agreement.

     14. ENTIRE AGREEMENT. The Option Agreement, the LLC Agreement and this Exercise Agreement constitute the entire agreement and understanding of the parties with respect to the subject matter of this Exercise Agreement, and supersede all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter hereof.


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


     IN WITNESS WHEREOF, the Company has caused this Exercise Agreement to be executed in triplicate by its duly authorized representative and Purchaser has executed this Exercise Agreement in triplicate as of the Effective Date.

MARKETWATCH.COM, LLC                   PURCHASER


By:
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                                       (Signature)

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(Please print name)                    (Please print name)

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(Please print title)






       [SIGNATURE PAGE TO MARKETWATCH.COM, LLC OPTION EXERCISE AGREEMENT]





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